                                                                  EXHIBIT (G)(8)

                     FORM OF AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT
                DATED NOVEMBER 1, 2001 AND AMENDED MARCH 1, 2002

                              BETWEEN THE FUNDS AND
                       STATE STREET BANK AND TRUST COMPANY

                        EFFECTIVE AS OF NOVEMBER 22, 2002

                                  LIST OF FUNDS

--------------------------------------------------------------------------------
                  ENTITY NAME                       JURISDICTION
--------------------------------------------------------------------------------
ING EQUITY TRUST                                    Massachusetts Business Trust
    ING Biotechnology Fund
    ING Convertible Fund
    ING Equity and Bond Fund
    ING Financial Services Fund
    ING Growth Opportunities Fund
    ING Large Company Value Fund
    ING LargeCap Growth Fund
    ING MidCap Opportunities Fund
    ING MidCap Value Fund
    ING Principal Protection Fund
    ING Principal Protection Fund II
    ING Principal Protection Fund III
    ING Principal Protection Fund IV
    ING Principal Protection Fund V
    ING Principal Protection Fund VI*
    ING Real Estate Fund
    ING Research Enhanced Index Fund
    ING SmallCap Opportunities Fund
    ING SmallCap Value Fund
    ING Tax Efficient Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING FUNDS TRUST                                     Delaware Business Trust
    ING Classic Money Market Fund
    ING GNMA Income Fund
    ING High Yield Bond Fund
    ING High Yield Opportunity Fund
    ING Intermediate Bond Fund
    ING Lexington Money Market Trust
    ING Money Market Fund
    ING National Tax-Exempt Bond Fund
    ING Strategic Bond Fund
    ING National Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING INVESTMENT FUNDS, INC.                          Maryland Corporation
    ING MagnaCap Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  ENTITY NAME                       JURISDICTION
--------------------------------------------------------------------------------
ING MAYFLOWER TRUST                                 Massachusetts Business Trust
    ING Growth + Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING SENIOR INCOME FUND                              Delaware Business Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING PRIME RATE TRUST                                Massachusetts Business Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING VP NATURAL RESOURCES TRUST                      Massachusetts Business Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING VARIABLE INSURANCE TRUST                        Delaware Business Trust
    ING VP High Yield Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ING VARIABLE PRODUCTS TRUST                         Massachusetts Business Trust
    ING VP Convertible Portfolio
    ING VP Financial Services Portfolio
    ING VP Growth + Value Portfolio
    ING VP Growth Opportunities Portfolio
    ING VP High Yield Bond Portfolio
    ING VP Large Company Value Portfolio
    ING VP LargeCap Growth Portfolio
    ING VP MagnaCap Portfolio
    ING VP MidCap Opportunities Portfolio
    ING VP Research Enhanced Index Portfolio
    ING VP SmallCap Opportunities Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
USLICO SERIES FUND                                  Massachusetts Business Trust
    Asset Allocation Portfolio
    Bond Portfolio
    Money Market Portfolio
    Stock Portfolio
--------------------------------------------------------------------------------

Last Approved: 11/22/02